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                                                                   EXHIBIT 10.15


                           SECURITY EXCHANGE AGREEMENT

      Agreement entered into as of May 15, 2001, between Authentidate Holding Corp. (f/k/a Bitwise Designs, Inc.), a Delaware corporation with its address at 2165 Technology Drive, Schenectady, New York, 12308 ("AHC"); Authentidate, Inc., a Delaware corporation with its address at Two World Financial Center, 43rd Floor, New York, New York 10281 ("Authentidate"); and the undersigned holder of securities of Authentidate whose name appears on the signature page annexed hereto (the "Securityholder"). AHC, Authentidate and the Securityholders are referred to collectively herein as the "Parties."

                                    RECITALS:

      WHEREAS, AHC owns approximately 82% of the outstanding shares of the Common Stock of Authentidate; and

      WHEREAS, AHC has determined that it is in the best interests of its shareholders that AHC make an offer to acquire the remaining outstanding shares of Common Stock, options and warrants to purchase Common Stock of Authentidate (the "Transaction") from the holders thereof; and

      WHEREAS, the Board of Directors of Authentidate has determined that it is in the best interests of Authentidate and its shareholders that the Transaction be conducted as proposed herein; and

      WHEREAS, the undersigned Securityholder of Authentidate has determined it to be in his best interests to accept the Transaction upon the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, and other good and valuable consideration, the Parties agree as follows.

      1.    DEFINITIONS

      For purposes of this Agreement:

      "Authentidate Certificate" shall mean a certificate representing Authentidate Shares or Authentidate Convertible Securities.

      "Authentidate Convertible Security" shall mean all options, warrants and other securities issued by Authentidate which are convertible into Authentidate Shares.

      "Authentidate Share" shall mean all shares of Common Stock of Authentidate, par value $.001 per share, including any Authentidate Shares which may be issued to any Authentidate Securityholder upon conversion of any Authentidate Convertible Security.
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      "Authentidate Securities" means the Authentidate Shares and Authentidate
Convertible Securities.

      "Authentidate Securityholder" shall mean the beneficial owner of any Authentidate Shares or Authentidate Convertible Securities.

      "AHC Shares" shall mean shares of Common Stock of AHC, par value $.001 per share.

      "AHC Convertible Security" shall mean all options, warrants, and other securities issued by AHC which are convertible into AHC Shares which may be issued to Authentidate Securityholders in exchange for the Authentidate Convertible Securities held by such Authentidate Securityholders.

      "Confidential Information" means any information which has been or is concurrently herewith provided to an Authentidate Securityholder (i) in connection with this Agreement, which is identified as, or should be reasonably understood to be, confidential to Authentidate, and/or (ii) as a result of the Authentidate Securityholder's investment in Authentidate or employment by Authentidate (whether as an employee or consultant or otherwise), including, but not limited to, trade secrets and confidential information disclosed to the Securityholders or known by them as a consequence of their transactions with AHC and/or Authentidate, whether or not pursuant to this Agreement, and not generally known in the industry, concerning AHC's and Authentidate's business, finances, methods, operations, know-how, trade secrets, data, technical processes and formulas, source code, product designs, sales, cost and other unpublished financial information, product and Business Plans, projections, marketing data, information, research and development, customers, pricing and information relating to proposed expansion and this Agreement and all exhibits hereto.

      "Exchange Ratio" has the meaning set forth in Section 2(a) herein.

      "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

      "Person" means an individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

      "Released Claims" means any and all claims, suits, damages, losses, causes of action, known or unknown, of the undersigned Securityholder and any heir, affiliate, officer, director, successor, agent or employee of Securityholder that Securityholder may have in the future or presently has against AHC or Authentidate (and/or their respective officers, directors, employees, affiliates and agents) related to, arising under, or out of: (i) Securityholder's purchase and/or ownership of Authentidate Securities or any documents related thereto or evidencing same; (ii) the formation and operation of Authenticate from its inception to the date hereof; (iii) any and all shareholder derivative actions or any other shareholder claims arising out of or under the Delaware General


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Corporation Law and (iv) any agreement or contract (written or oral) for the performance of services existing between the Authenticate Securityholder and Authenticate other than a written employment agreement between Authenticate and its employees.

      "Transfer" A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrances of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

      2.    OFFER TO EXCHANGE AUTHENTIDATE SECURITIES

      (a) Basic Transaction. Subject to the terms and conditions of this Agreement, AHC hereby offers, until 5:00 pm on May 10, 2001, to purchase from the undersigned Authentidate Securityholder any and all Authentidate Securities owned by the undersigned in exchange for:

            (i) with respect to the Authentidate Shares, such number of AHC Shares on a basis of 1.5249 AHC Shares for each Authentidate Share (the "Exchange Ratio") as set forth in clause 2(d) hereof; and

            (ii) with respect to the Authentidate Convertible Securities, such number of AHC Convertible Securities as adjusted by the Exchange Ratio, as set forth in Clause 2(e) below.

      All fractional AHC Shares or AHC Convertible Securities resulting from the Transaction shall be rounded up or down to the nearest whole share.

      (b) The Closing. The closing of the Transaction contemplated by this Agreement (the "Closing") shall be deemed to take place at the offices of AHC, at 5:00 p.m. local time on May 10, 2001 (the "Closing Date").

      (c) Deliveries at the Closing. At or the prior to the Closing, (i) the Securityholder will deliver to AHC the various certificates, instruments, and documents as set forth below and (ii) AHC will deliver to the Securityholder the various certificates, instruments, and documents as set forth below:

            (i) On or before 5:00 pm on May 10, 2001, in order to accept this offer, Securityholder shall deliver to AHC, an executed copy of this Agreement and all original Authentidate Shares or Authentidate Convertible Securities owned by Securityholder; and


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            (ii)  Within 10 business days of receipt of the documents to be delivered by the Securityholder in clause (i) above, AHC shall deliver to the Securityholder the AHC Shares and/or AHC Convertible Securities.

      IF YOU HAVE NEVER RECEIVED A PHYSICAL CERTIFICATE FOR YOUR AUTHENTIDATE, INC. SECURITIES, PLEASE CHECK THE BOX ON THE SIGNATURE PAGE.

      (d) Conversion of Authentidate Shares. Upon delivery of the Securityholder's Authentidate Shares to AHC together with an executed copy of this Agreement, subject to AHC's acceptance thereof, the Authentidate Shares owned by Securityholder will be deemed converted automatically into the right to receive that number of AHC Shares determined according to the Exchange Ratio.

      (e) Conversion of Authentidate Convertible Securities. Upon delivery of the Securityholder's Authentidate Convertible Securities to AHC together with an executed copy of this Agreement, the Authentidate Convertible Securities will be converted automatically into the right to receive such number of AHC Convertible Securities (and at such exercise or conversion price) as equals the number of Authentidate Convertible Securities held by the Authentidate Securityholder adjusted by the Exchange Ratio. The terms and conditions governing the holder's right to receive AHC Shares pursuant to the AHC Convertible Securities shall be, to the fullest extent possible, the same as governed such holder's right to receive Authentidate Shares under the Authentidate Convertible Securities, including the exercise term and registrations rights, if any, as are contained in the Authentidate Convertible Securities. By way of example and not by limitation, an Authentidate Convertible Security (such as a warrant) with an exercise price of $3.00 per share for 100 shares with an exercise term of 3 years will be exchanged for a warrant to purchase 152 AHC Shares with an exercise price of $1.97. The exercise term would remain at 3 years from the date of original issuance. In the event that a holder of an option to purchase Authentidate shares is not eligible under the AHC option plans to receive an AHC option, then such person will receive an AHC warrant in replacement.

      (f) If any certificate for AHC Shares or AHC Convertible Securities is to be issued in a name other than the name in which the Authentidate Securities surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that (i) Authentidate Security so surrendered will be properly endorsed and otherwise in proper form for transfer and accompanied by all other documents required to evidence and effect such transfer and (ii) either (x) that the Person requesting such exchange will have paid any transfer or other taxes required by reason of the issuance of a certificate for AHC Shares or AHC Convertible Securities in a name other than the name of the registered holder of the Authentidate Security surrendered or (y) established to the satisfaction of AHC, or any agent designated by AHC, that such tax has been paid or is not applicable.


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      (g) Notwithstanding anything to the contrary in this Agreement, neither
AHC nor Authentidate shall be liable to an Authentidate Securityholder that was properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

      (h) AHC will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Authentidate Shares or Authentidate Convertible Securities such amounts as AHC (or any Affiliate thereof) shall determine in good faith they are required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code, or any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by AHC, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of Authentidate Shares or Authentidate Convertible Securities in respect of whom such deduction and withholding were made by AHC.

      (i) Additional Documents. Securityholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of AHC, to carry out the intent of this Agreement.

      3.    RESTRICTED STATUS OF AHC SHARES AND AHC CONVERTIBLE SECURITIES

      (a) Securityholder understands that: (i) the AHC Shares and/or AHC Convertible Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) they have been subsequently registered thereunder, or (B) Securityholder shall have delivered to the Company an opinion of counsel acceptable to the Company, in a generally acceptable form, to the effect that such AHC Shares and/or AHC Convertible Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration.

      (b) Securityholder understands that the certificates or other instruments representing the AHC Shares and/or AHC Convertible Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

      4.    NON-DISCLOSURE AND CONFIDENTIALITY.


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      The undesigned Authentidate Securityholder covenants and agrees, on behalf of itself its affiliates, parent, subsidiaries, directors, officers, employees, agents, heirs, successors and assigns, that it shall not, at any time during or after the termination of this Agreement, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other Confidential Information and not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party. The undersigned acknowledges that the Confidential Information is the property of Authentidate and AHC. This Section 4 shall survive termination of this Agreement.

      5.    SECURITYHOLDER RELEASE.

      Securityholder, on behalf of itself, its affiliates, parent, subsidiaries, directors, officers, employees, agents, heirs, successors and assigns, hereby releases and discharges in full all Released Claims, known and unknown, that he may have existing as of the date hereof or in the future against AHC and/or Authentidate and/or their respective affiliates, agents, officers, directors, successors, assigns or employees. This Section 5 shall survive termination of this Agreement. Securityholder's sole remedy and rights against AHC and Authenticate after the date hereof shall be to enforce performance by AHC of AHC's obligations under this Agreement.

      Before signing my name to this Agreement, the undersigned Securityholder confirms and states that the undersigned:

      1. has read it and understands that important rights are being given up.

      2.    means everything that is said; and

      3.    has signed it freely as the act and deed of the undersigned.


      6.    REPRESENTATIONS BY THE PARTIES.

      (a)   Representations of AHC

            (i) AHC has the full right, power, legal capacity and authority to enter into this Agreement and to complete the transactions herein contemplated and this Agreement constitutes a valid and binding obligation of AHC, and is enforceable against AHC in accordance with its terms.

            (ii) The AHC Shares and AHC Convertible Securities to be issued to the Authentidate Securityholders upon the consummation of the Transaction, when delivered in accordance with this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable.


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             (iii) The issuance of such AHC Shares and AHC Convertible
Securities in connection with this Agreement will be exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The AHC Shares and AHC Convertible Securities to be issued to the Authentidate Securityholders pursuant to Transaction are restricted securities under Rule 144 of the Securities Act of 1933 and shall bear an appropriate legend as such.

            (iv) AHC has delivered simultaneously herewith to the Authentidate Securityholders a copy of the AHC (A) Proxy Statement dated as of February 16, 2001, as supplemented for its meeting of shareholders held on March 23, 2001,
(B) Annual Report for the fiscal year ended June 30, 2000 and (C) Reports on Form 10Q for the quarters ended September 30, 2000 and December 31, 2000 (together such material being referred to as the "AHC Disclosure Documents"), and such other material regarding the Transaction as may be necessary or desirable to advise the Authentidate Securityholders of the terms and risks of the Transaction

      (b)   Representations of Authentidate

            (i) Authentidate has the full right, power, legal capacity and authority to enter into this Agreement and to complete the transactions herein contemplated and this Agreement constitutes a valid and binding obligation of Authentidate, and is enforceable against Authentidate in accordance with its terms.

            (ii) All the issued and outstanding Authentidate Shares and Authentidate Convertible Securities are validly issued, fully paid and nonassessable.

            (iii) As of the date of this Agreement, Authentidate has an authorized capitalization of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the date of this Agreement, there are 3,602,436 shares of Common Stock of Authentidate issued and outstanding and no shares of Preferred Stock of Authentidate issued and outstanding. Further, as of the date of this Agreement, Authentidate has issued options and warrants to purchase 714,676 shares of its Common Stock.

      (c)   Representations of the Securityholder

      The Securityholder represents and warrants to AHC and Authentidate that he:

            (i) is the beneficial owner of the Authentidate Shares and Authentidate Convertible Securities indicated on the Securityholder signature page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances;

            (ii) does not beneficially own any securities of Authentidate other than the Authentidate Shares and Authentidate Convertible Securities indicated on the Securityholder


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signature page of this Agreement;

            (iii) has the full power and authority to make, enter into and carry out the terms of this Agreement and this Agreement constitutes a valid and binding obligation of the Securityholder;

            (iv) acknowledges and understands: (a) that the issuance of such AHC Shares and AHC Convertible Securities in connection with this Agreement will be exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws; and (b) that the AHC Shares and AHC Convertible Securities to be issued to the Authentidate Securityholders pursuant to Transaction are restricted securities under Rule 144 of the Securities Act of 1933 and shall bear an appropriate legend as such and (c) the AHC Shares and AHC Convertible Securities are being acquired for his own account for investment and not with a view to distribution, and with no present intention of distributing the securities or selling the securities for distribution ;

            (v) Securityholder has received a copy, together with this Agreement, of the (A) Proxy Statement dated as of February 16, 2001, as supplemented for its meeting of shareholders held on March 23, 2001, (B) Annual Report for the fiscal year ended June 30, 2000 (C) Reports on Form 10Q for the quarters ended September 30, 2000 and December 31, 2000 (the Proxy Statement, Annual Report and Forms 10Q together being referred to as the "AHC Disclosure Documents") and (D) Disclosure Statement dated as of the dated hereof, and such other material regarding the Transaction as may be necessary or desirable to advise the Authentidate Securityholders of the terms and risks of the Transaction.

            (vi) is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

            (vii) in the event that the Securityholder is a corporation or similar entity, the person executing this Agreement on behalf of the Securityholder has been duly authorized to so execute, and all corporate action required to be taken to effectuate this Agreement has been completed.

            (viii) The Securityholder has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Securityholder has received such information requested by the Securityholder concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of accepting or not accepting the Exchange Offer. Further, the Securityholder acknowledges that the Securityholder has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations. No representation or warranty is made by the Company to induce the Securityholder to accept or reject the Exchange


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Offer, and any representation or warranty not made herein is specifically disclaimed

      8.    TERMINATION

      (a) Termination of Agreement. AHC may terminate this Agreement at anytime prior to May 15, 2001 without notice to the Securityholder.

      (b) Effect of Termination. If this Agreement is terminated pursuant to
Section 8(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party.

      9.    MISCELLANEOUS

      (a) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of AHC and Authentidate; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure). Notwithstanding the foregoing, Authentidate and the Securityholders have received the AHC Disclosure Documents.

      (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

      (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

      (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of AHC and Authentidate.

      (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.


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      (g) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (i) (and then three business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) sent by overnight courier service, and addressed to the intended recipient as set forth below:


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      If to AHC:                          If to Authentidate:

      Authentidate Holding Corp           Authentidate, Inc.
      2165 Technology Drive               Two World Financial Center, 43rd Floor
      Schenectady, NY 12308               New York, NY 10281
      Attn: John T. Botti                 Attn: Rob Van Naarden

      With a copy to:

      Goldstein & DiGioia LLP
      369 Lexington Avenue
      New York, New York 10017
      Attn: Victor DiGioia, Esq.

      If to the Securityholders:

      At the addresses provided on the Securityholder signature page of this Agreement

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax or ordinary mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

      (h) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties (a) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which any Party may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. Each of the Parties further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court for the Southern District of New York, and agrees that service of process mailed by certified mail to the recipients address as set forth on the signature page hereto shall be deemed in every respect effective service of process in any such suit, action or proceeding.


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      (i) Amendments and Waivers. No amendment of any provision of this
Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      (j) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      (k) Expenses. Each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

      (l) Construction. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

      (m) Incorporation of Exhibits, Annexes, and Schedules. The exhibits, annexes, and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

      (n) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the Parties agree that AHC and/or Authentidate shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

      (o) Documents Delivered. Each Securityholder acknowledges receipt of the AHC Disclosure Documents and the Disclosure Schedule.


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      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

AUTHENTIDATE HOLDING CORP.
(f/k/a BITWISE DESIGNS,  INC.)


By:____________________________
Name: John T. Botti
Title: Chief Executive Officer

AUTHENTIDATE, INC.


By:____________________________
Name: Rob Van Naarden
Title: Chief Executive Officer


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